                                                                   EXHIBIT 10.19



                            FIRST AMENDMENT TO THE LEASE

                                      between

                           REGENT HOLDING CORPORATION

                                       and

                            DALEEN TECHNOLOGIES, INC.
                             A ILLINOIS CORPORATION

                             for premises located at

                         902 Clint Moore Road, Suite 230
                            Boca Raton, Florida 33487


     SUBMISSION OF THIS FIRST AMENDMENT FOR EXAMINATION DOES NOT CONSTITUTE AN OFFER TO AMEND THE LEASE, AND THIS FIRST AMENDMENT SHALL BECOME EFFECTIVE ONLY UPON EXECUTION AND DELIVERY HEREOF BY LANDLORD TO TENANT.

                              FIRST AMENDMENT TO LEASE
                        BETWEEN REGENT HOLDING CORPORATION,
                  A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                            CROW-CHILDRESS-DONNER, LIMITED
                       A TEXAS LIMITED PARTNERSHIP AND DALEEN
               TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                         SUCCESSOR TO INNOVATIVE SELECTIVE
                      SOFTWARE, INC., AN ILLINOIS CORPORATION

                         902 CLINT MOORE ROAD, SUITE 230
                            BOCA RATON, FLORIDA 33487


THIS FIRST AMENDMENT TO LEASE is made this 29th day of December, 1994 BETWEEN REGENT HOLDING CORPORATION, A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO CROW-CHILDRESS-DONNER, LIMITED A TEXAS LIMITED PARTNERSHIP AND DALEEN TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT") SUCCESSOR TO INNOVATIVE SELECTIVE SOFTWARE, INC., AN ILLINOIS CORPORATION.

                                   BACKGROUND

     A. Daleen Technologies, Inc., successor to Innovative Selective Software, Inc., is the Tenant under the Lease dated July 4, 1992 ("Original Lease"), with Regent Holding Corporation, as Landlord, for premises located in Congress Corporate Plaza II. The Landlord leased to Tenant suite 230 consisting of approximately 8,345 square feet ("Original Premises"), for a period of 36 months ("Original Term") which is due to expire September 30, 1995.

     B. At the time Landlord and Tenant wishes to expand the premises, extend the Term of the Lease and modify the Base Rent.

                                   WITNESSETH

In consideration of the mutual promises of the parties, intending to be legally bound, hereby agree as follows:

     1. THE PREMISES: In order to accommodate Tenant's need for additional space, Landlord shall lease to Tenant effective January 1, 1995 ("Expansion Date"), suite 232 at Congress Corporate Plaza II equal to approximately 4,471 square feet ("Expansion Space"). The Expansion Space is hatched and outlined on Exhibit B-1 of this First Amendment. The Expansion Space and the Original Premises shall be collectively referred to as "the Premises" and are more specifically described in Exhibit A-1.

     2. TERM: The Original Term of the Lease for the Premises shall be amended and extended for a period of fifty-one (51) months ("Extended Term") from the New Rent Commencement Date, as herein defined the New Rent Commencement Date shall be October 1, 1995.

                            FIRST AMENDMENT TO LEASE
                       BETWEEN REGENT HOLDING CORPORATION,
                 A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                         CROW-CHILDRESS-DONNER, LIMITED
                     A TEXAS LIMITED PARTNERSHIP AND DALEEN
             TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                        SUCCESSOR TO INNOVATIVE SELECTIVE
                     SOFTWARE, INC., AN ILLINOIS CORPORATION

                         902 CLINT MOORE ROAD, SUITE 230
                            BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

     3. BASE RENT: In accordance with Section 3.01 of the Lease, Tenant shall pay Base Rent during the remaining portion of the Original Term and during the Extended Term according to the following schedule:


         MONTH OF                                     MONTHLY               ANNUAL
         EXTENDED TERM                               BASE RENT             BASE RENT
         -------------                               ---------             ---------

         January 1, 1995 - April 30, 1995            $3,297.82             $39,573.84
         May 1, 1995 - September 30, 1995            $5,160.74             $61,928.84
         October 1, 1995 - September 30, 1996        $5,340.00             $64,080.00
         October 1, 1996 - September 30, 1997        $5,607.00             $67,284.00
         October 1, 1997 - September 30, 1998        $5,887.35             $70,648.20
         October 1, 1998 - September 30, 1999        $6,181.72             $74,180.61
         October 1, 1999 - December 31, 1999         $6,490.81             $77,889.64

     4. ACCEPTANCE OF PREMISES: Tenant acknowledges that it has inspected the Premises, knows the condition thereof, and accepts such Premises, and specifically the building and improvements comprising the same, in their present condition, as suitable for the purposes for which the Premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease.

     5. LANDLORD'S LIEN PROTECTION: Neither Tenant nor anyone claiming by, through or under Tenant, including, without limitation, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place mechanic's, materialmen's or other liens of any kind whatsoever upon the demised premises or upon the tract of land described on Exhibit A, or any portion thereof; on the contrary, any such liens are specifically prohibited and shall be null and void and of no further force or effect.

            Tenant has no power to subject Landlord's interest in the demised premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of the Tenant for payment.

                            FIRST AMENDMENT TO LEASE
                       BETWEEN REGENT HOLDING CORPORATION,
                 A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                         CROW-CHILDRESS-DONNER, LIMITED
                     A TEXAS LIMITED PARTNERSHIP AND DALEEN
             TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                        SUCCESSOR TO INNOVATIVE SELECTIVE
                     SOFTWARE, INC., AN ILLINOIS CORPORATION

                         902 CLINT MOORE ROAD, SUITE 230
                            BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

     6. RIGHT OF FIRST REFUSAL: If Landlord receives an offer (an "Outside Offer") from a prospective tenant to lease space contiguous to the Premises which Landlord desires to accept, Tenant shall have the right of first refusal, subordinate to any preexisting rights or options to renew, to lease such space from the Landlord upon the identical terms and provisions contained in the Outside Offer. Tenant shall have seven (7) calendar days from receipt of notification by Landlord of the Outside Offer to elect to exercise this right of first refusal by providing written notification of such election to the Landlord and entering into a legally binding agreement. In the event the Tenant fails to timely exercise this right of first refusal, then the Landlord shall be free to consummate the lease transaction specified in the Outside Offer with the prospective tenant which has submitted the Outside Offer or with any other prospective tenant. Tenant's right of first refusal shall terminate upon Tenant electing not to exercise its right, and thereafter Landlord may lease the space without first offering it to Tenant.

     7. SECURITY DEPOSIT: Landlord currently owes Tenant the amount approximately equal to $4,934.14 due to over payment of Operating Costs as per the Lease. Landlord's shall hold such overpayment as "Additional Security Deposit." Such Additional Security Deposit shall be deposited with Landlord according to the conditions set forth in Paragraph 4.01 of the Original Lease.

     8. OPERATING COSTS: Tenant shall pay all Operating Costs for the Expansion Space during the term provided herein according to the terms of the Original Lease with the exception that the square footage of the premises shall be changed effective Jan. 1, 1995 to approximately 12,816 square feet.

                            FIRST AMENDMENT TO LEASE
                      BETWEEN REGENT HOLDING CORPORATION,
                A FLORIDA CORPORATION ("LANDLORD") SUCCESSOR TO
                         CROW-CHILDRESS-DONNER, LIMITED
                     A TEXAS LIMITED PARTNERSHIP AND DALEEN
             TECHNOLOGIES, INC., AN ILLINOIS CORPORATION ("TENANT")
                       SUCCESSOR TO INNOVATIVE SELECTIVE
                    SOFTWARE, INC., AN ILLINOIS CORPORATION

                         902 CLINT MOORE ROAD, SUITE 230
                            BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

     9. MISCELLANEOUS: Except as set forth in the First Amendment, the Lease is not otherwise modified and where the provisions of this First Amendment conflict with the Lease, the First Amendment shall override.

     The parties intending to be bound hereby execute or cause this Second Amendment to be executed this 29 day of December, 1999.

WITNESSES:                                LANDLORD:

/s/ [ILLEGIBLE]
-------------------------------           Regent Holding Corporation
                                          a Florida Corporation
/s/ TRACY ROSARIO
-------------------------------

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------

                                          Title: Agent
                                                --------------------------------


                                          TENANT:

                                          Daleen Technologies, Inc.,
                                          a Illinois Corporation
 /s/ [ILLEGIBLE]
-------------------------------
                                          By:  /s/ [ILLEGIBLE]
 /s/  TRACY ROSARIO                          -----------------------------------
-------------------------------
                                          Title:  V.P. Finance and CFO
                                                --------------------------------

                                                        CCP Phase II, Building 3

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

Approximately 12,816 square feet of office and/or warehouse space located in a building containing approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suite 230, Boca Raton, Florida as shown in Exhibit B. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.

                                                                     EXHIBIT B-1


                        [ARCHITECTURAL DESIGN OF SPACE]